9001-P2 05/25

FRANKLIN TEMPLETON TRUST

SUPPLEMENT DATED MAY 20, 2025

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

EACH DATED JANUARY 3, 2025, OF

FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUNDTM (THE “FUND”)

I. The following replaces the section titled “Your Account – Selling Shares – Selling Recently Purchased Shares” in the Fund’s Prospectus:

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your electronic funds transfer has cleared, which may take ten calendar days.

II. The following replaces the first sentence in the section titled “Your Account – Account Policies – Statements, Reports and Prospectuses” in the Fund's Prospectus:

You will receive monthly and year-end account statements electronically through the App or Institutional Web Portal that show all your account transactions for the period.

III. The following replaces the section titled “Your Account – Questions” in the Fund’s Prospectus:

Questions

If you have any questions about the Fund or your account, you can email us at benjihelp@franklintempleton.com or write to us at 3355 Data Drive Rancho Cordova, CA 95670-7312. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number
Shareholder Services	(866) 821-7516
Fund Information	(800) DIAL BEN
(800) 342-5236
Hearing Impaired Assistance	For hearing impaired assistance, please contact us via a Relay Service.

IV. The following address replaces all references to P.O. Box 33030, St. Petersburg, FL 33733-8030 in the Fund’s SAI:

3355 Data Drive Rancho Cordova, CA 95670-7312

Please retain this supplement for future reference.